EXHIBIT 15.01

Letter of Ernst & Young LLP regarding Unaudited Interim Financial Information

April 8, 2008

To the Board of Directors and Stockholders of

Lehman Brothers Holdings Inc.

We are aware of the incorporation by reference in the following Registration Statements and Post Effective Amendments:

(1)           Registration Statement (Form S-3 No. 333-134553) of Lehman Brothers Holdings Inc.,

(2)           Registration Statement (Form S-3 No. 033-53651) of Lehman Brothers Holdings Inc.,

(3)           Registration Statement (Form S-3 No. 033-56615) of Lehman Brothers Holdings Inc.,

(4)           Registration Statement (Form S-3 No. 033-58548) of Lehman Brothers Holdings Inc.,

(5)           Registration Statement (Form S-3 No. 033-62085) of Lehman Brothers Holdings Inc.,

(6)           Registration Statement (Form S-3 No. 033-65674) of Lehman Brothers Holdings Inc.,

(7)           Registration Statement (Form S-3 No. 333-14791) of Lehman Brothers Holdings Inc.,

(8)           Registration Statement (Form S-3 No. 333-30901) of Lehman Brothers Holdings Inc.,

(9)           Registration Statement (Form S-3 No. 333-38227) of Lehman Brothers Holdings Inc.,

(10)         Registration Statement (Form S-3 No. 333-44771) of Lehman Brothers Holdings Inc.,

(11)         Registration Statement (Form S-3 No. 333-50197) of Lehman Brothers Holdings Inc.,

(11)         Registration Statement (Form S-3 No. 333-60474) of Lehman Brothers Holdings Inc.,

(13)         Registration Statement (Form S-3 No. 333-61878) of Lehman Brothers Holdings Inc.,

(14)         Registration Statement (Form S-3 No. 033-64899) of Lehman Brothers Holdings Inc.,

(15)         Registration Statement (Form S-3 No. 333-75723) of Lehman Brothers Holdings Inc.,

(16)         Registration Statement (Form S-3 No. 333-76339) of Lehman Brothers Holdings Inc.,

(17)         Registration Statement (Form S-3 No. 333-108711-01) of Lehman Brothers Holdings Inc.,

(18)         Registration Statement (Form S-3 No. 333-121067) of Lehman Brothers Holdings Inc.,

(19)         Registration Statement (Form S-3 No. 333-51913) of Lehman Brothers Inc.,

(20)         Registration Statement (Form S-3 No. 333-08319) of Lehman Brothers Inc.,

(21)         Registration Statement (Form S-3 No. 333-63613) of Lehman Brothers Inc.,

(22)         Registration Statement (Form S-3 No. 033-28381) of Lehman Brothers Inc.,

(23)         Registration Statement (Form S-3 No. 002-95523) of Lehman Brothers Inc.,

(24)         Registration Statement (Form S-3 No. 002-83903) of Lehman Brothers Inc.,

(25)         Registration Statement (Form S-4 No. 333-129195) of Lehman Brothers Holdings Inc.,

(26)         Registration Statement (Form S-8 No. 033-53923) of Lehman Brothers Holdings Inc.,

(27)         Registration Statement (Form S-8 No. 333-07875) of Lehman Brothers Holdings Inc.,

(28)         Registration Statement (Form S-8 No. 333-57239) of Lehman Brothers Holdings Inc.,

(29)         Registration Statement (Form S-8 No. 333-59184) of Lehman Brothers Holdings Inc.,

(30)         Registration Statement (Form S-8 No. 333-68247) of Lehman Brothers Holdings Inc.,

(31)         Registration Statement (Form S-8 No. 333-110179) of Lehman Brothers Holdings Inc.,

(32)         Registration Statement (Form S-8 No. 333-110180) of Lehman Brothers Holdings Inc.,

(33)         Registration Statement (Form S-8 No. 333-121193) of Lehman Brothers Holdings Inc.,

(34)         Registration Statement (Form S-8 No. 333-130161) of Lehman Brothers Holdings Inc.,

(35)         Registration Statement (Form S-8 No. 333-147545) of Lehman Brothers Holdings Inc.;

of our report dated April 8, 2008 relating to the unaudited consolidated interim financial statements of Lehman Brothers Holdings Inc. that is included in its Form 10-Q for the quarter ended February 29, 2008.

We are aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933 (the “Act”), is not a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

New York, NY